Intangible assets - Goodwill	12 Months Ended
Dec. 31, 2020
Disclosure of reconciliation of changes in goodwill [abstract]
Intangible assets - Goodwill	Intangible assets – Goodwill
The detail of goodwill, based on the cash-generating units giving rise thereto, is as follows:

EUR million
	2020	2019	2018
Banco Santander (Brasil)	3,109	4,388	4,459
SAM Investment Holdings Limited	1,444	1,173	1,173
Santander Consumer Germany	1,314	1,236	1,217
Santander Bank Polska	1,104	2,427	2,402
Santander Portugal	1,040	1,040	1,040
Santander España	1,027	1,027	1,023
Santander Consumer USA	904	2,143	2,102
Santander Bank, National Association	594	1,828	1,793
Santander UK	592	7,147	8,307
Banco Santander - Chile	571	589	627
Grupo Financiero Santander (México)	399	460	434
Santander Consumer Nordics	216	496	502
Other companies	157	292	387
Total Goodwill	12,471	24,246	25,466
The changes in goodwill were as follows:

EUR million
	2020	2019	2018
Balance at beginning of year	24,246	25,466	25,769
Additions (note 3)	429	41	383
Of which:
SAM Investment Holdings Limited	271	—	—
Santander España	—	4	375
Impairment losses	(10,100)	(1,491)	—
Of which:
Santander UK	(6,101)	(1,491)	—
Santander Bank Polska	(1,192)	—	—
Santander Bank, National Association	(1,177)	—	—
Santander Consumer USA	(1,153)	—	—
Santander Consumer Nordics	(277)	—	—
Disposals or changes in scope of consolidation	—	—	(130)
Exchange differences and other items	(2,104)	230	(556)
Balance at end of year	12,471	24,246	25,466
Grupo Santander has goodwill generated by cash-generating units located in non-euro currency countries (mainly Brazil, Poland, the United States, the United Kingdom, Chile, Mexico, Norway and Sweden) and, therefore, this gives rise to exchange differences on the translation to euros, at closing rates, of the amounts of goodwill denominated in foreign currencies. Accordingly, in 2020 there was a decrease of EUR 2,104 million (an increase of EUR 230 million in 2019 and a decrease of EUR 556 million in 2018), due to exchange differences and other items which, pursuant to current standards, were recognised with a change to 'Other comprehensive income - Items that may be reclassified to profit or loss - Exchange differences in other comprehensive income in the consolidated statement of recognised income and expense' (see note 29.d).
At least once per year (or whenever there is any indication of impairment), Grupo Santander performs an analysis of the potential impairment of its recorded goodwill with respect to its recoverable amount.The first step that must be taken in order to perform this analysis is the identification of the cash-generating units, which are the Group's smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash flows of other assets or groups of assets.
The amount to be recovered of each cash-generating unit is determined taking into consideration the carrying amount (including any fair value adjustment arising on the business combination) of all the assets and liabilities of all the independent legal entities composing the cash-generating unit, together with the related goodwill.
The amount to be recovered of the cash-generating unit is compared with its recoverable amount in order to determine whether there is any impairment.
Grupo Santander's directors assess the existence of any indication that might be considered to be evidence of impairment of the cash-generating unit by reviewing information including the following (i) certain macroeconomic variables that might affect its investments (population data, political situation, economic situation —including banking concentration level—, among others) and (ii) various microeconomic variables comparing the investments of the Group with the financial services industry of the country in which the cash-generating unit carries on most of its business activities (balance sheet composition, total funds under management, results, efficiency ratio, capital adequacy ratio, return on equity, among others).
Regardless of whether there is any indication of impairment, every year the Group calculates the recoverable amount of each cash-generating unit to which goodwill, has been allocated and, to this end, it uses price quotations, market references (multiples), internal estimates and valuations performed by internal and external experts.
Firstly, the Group determines the recoverable amount by calculating the fair value of each cash-generating unit on the basis of the quoted price of the cash-generating units, if available.
In addition, the Group performs estimates of the recoverable amounts of certain cash-generating units by calculating their value in use using discounted cash flow projections. The main assumptions used in this calculation are (i) earnings projections based on the financial budgets approved by the Group’s directors which cover between three and five year periods (unless a longer time horizon can be justified), (ii) discount rates determined as the cost of capital taking into account the risk-free rate of return plus a risk premium in line with the market and the business in which the units operate and (iii) constant growth rates used in order to extrapolate earnings in perpetuity which do not exceed the long-term average growth rate for the market in which the cash-generating unit in question operates.
The cash flow projections used by Group management to obtain the values in use are based on the financial budgets approved by both local management of the related local units and the Group’s directors. The Group’s budgetary estimation process is common for all the cash-generating units. The local management teams prepare their budgets using the following key assumptions:
a)    Microeconomic variables of the cash-generating unit: management takes into consideration the current balance sheet structure, the product mix and the business decisions taken by local management in this regard.
b)    Macroeconomic variables: growth is estimated on the basis of the changing environment, taking into consideration expected GDP growth in the unit’s geographical location and forecast trends in interest and exchange rates. These data, which are based on external information sources, are provided by the Group’s economic research service.
c)    Past performance variables: in addition, management takes into consideration in the projection the difference (both positive and negative) between the cash-generating unit’s past performance and budgets.
During the second quarter 2020, considering the worsening of the macroeconomic environment caused by covid-19, an impairment test was conducted for certain CGU. This test took into account the negative evolution forecast by various national and international organisations of magnitudes such as GDP (which could take between two and three years to recover in most countries), the unemployment rate, the growth of credit portfolios, etc. As a result, the Group recognised goodwill impairment of EUR 10,100 million. The impairment was the result of a combination of factors, mainly due to the new macroeconomic outlook mentioned above, which caused the Group to project lower earnings in some units, in addition to reducing the assumptions on perpetual growth rates and increasing the discount rates used to estimate the value in use of these CGU.
These goodwill impairment losses were recognized within 'Impairment or reversal of impairment on non-financial assets, net - Intangible assets caption', of which EUR 6,101 million correspond to Santander UK (EUR 1,491 million in 2019), EUR 1,192 million to Santander Bank Polska, EUR 1,177 million to Santander Bank, National Association, EUR 1,153 million to Santander Consumer USA, and EUR 277 million to Santander Consumer Nordics. The recoverable amount of the above cash-generating units is sensitive to changes in cash flow projections, discount rates and nominal perpetual growth rates; therefore, changes in these assumptions could result in additional impairment losses. It should be noted that goodwill is deducted from the CET1 for regulatory purposes, therefore an impairment of this intangible asset has no impact on the Group's capital ratios.
Following is a detail of the main assumptions taken into account in determining the recoverable amount, at 2020 year-end, of the most significant cash-generating units which were valued using the discounted cash flow method:

	2020
	Projected period	Discount rate*	Nominal perpetual growth rate
Santander UK	5 years	9.5%	2.3%
Santander Bank Polska	5 years	10.0%	3.5%
Santander Consumer USA	3 years	10.7%	1.5%
Santander Bank, National Association**	5 years	11.6%	2.5%
Santander Consumer Germany	5 years	9.0%	1.8%
SAM Investment Holdings Limited	5 years	10.1%	2.5%
Santander Portugal	5 years	9.8%	1.8%
Santander Consumer Nordics	5 years	10.1%	2.0%
*Post-tax discount rate.
**Weighted information of the main assumptions of the segments to which goodwill has been allocated.
The assumptions taken into account to determine the recoverable amount in the second quarter of 2020 did not vary significantly from the measurement made at the end of 2020 and no additional impairment was recognized at 31 December 2020.
The discount and nominal perpetual growth rates taken into account in 2019 and 2018 are presented below for comparison purposes:

	Discount rate*		Nominal perpetual growth rate
	2019	2018	2019	2018
Santander UK	8.5%	8.4%	2.5%	2.5%
Santander Bank Polska**	9.2%	n.a.	3.5%	n.a.
Santander Consumer USA	9.5%	11.1%	1.5%	1.5%
Santander Bank, National Association***	9.6%	10.6%	3.6%	3.8%
Santander Consumer Germany	8.2%	8.5%	2.5%	2.5%
SAM Investment Holdings Limited	10.0%	9.6%	2.5%	2.5%
Santander Portugal	8.9%	9.6%	2.0%	2.0%
Santander Consumer Nordics	8.6%	9.2%	2.5%	2.5%
*Post-tax discount rate.
**The recoverable amount has been calculated using the market price in previous years.
***Weighted information of the main assumptions of the segments to which goodwill has been allocated.

Given the degree of uncertainty of these assumptions, the Group performs a sensitivity analysis thereof using reasonable changes in the key assumptions on which the recoverable amount of the cash-generating units is based in order to confirm whether their recoverable amount still exceeds their carrying amount. The sensitivity analysis involved adjusting the discount rate by +/- 50 basis points and the perpetuity growth rate by +/- 50 basis points. Following the sensitivity analysis performed, the value in use of the cash-generating units not reflecting an impairment charge in 2020 still exceeds their recoverable amount.
The recoverable amount of Banco Santander - Chile, Grupo Financiero Santander (México) and Banco Santander (Brasil) was calculated as the fair values of the aforementioned cash-generating units obtained from the quoted market prices of their shares at year-end. This value exceeded the amount to be recovered. A significant reduction in the quoted market prices of these cash generating unit could result in an indication of impairment which in turn may lead to a goodwill impairment charge in the future.